SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2001


                                    CITICORP

               (Exact name of registrant as specified in charter)



       DELAWARE                         1-5738                06-1515595
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)


399 PARK AVENUE, NEW YORK, NEW YORK                             10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three-month periods ended March 31, 2001 and March 31, 2000. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated April 16, 2001. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENTS OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                               First Quarter
                                            -------------------
                                               2001     2000
                                            -------------------

INTEREST REVENUE
Loans, including Fees                         $9,967   $8,395
Deposits with Banks                              353      256
Federal Funds Sold and Securities
  Purchased Under Resale Agreements              131       72
Securities, including Dividends                  951      922
Trading Account Assets                           236      214
Loans Held For Sale                              392      138
                                            -------------------
                                              12,030    9,997
                                            -------------------

INTEREST EXPENSE
Deposits                                       3,490    2,810
Trading Account Liabilities                       14       19
Purchased Funds and Other Borrowings             961      799
Long-Term Debt                                 1,348    1,094
                                            -------------------
                                               5,813    4,722
                                            -------------------

NET INTEREST REVENUE                           6,217    5,275
                                            -------------------

POLICYHOLDER BENEFITS AND CLAIMS                 250      160
PROVISION FOR CREDIT LOSSES                    1,464    1,309
                                            -------------------
  TOTAL BENEFITS, CLAIMS, AND                  1,714    1,469
   CREDIT LOSSES                            -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES          4,503    3,806
                                            -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                           2,777    2,558
Foreign Exchange                                 488      422
Trading Account                                  603      369
Securities Transactions                           97       41
Other Revenue                                    857    2,181
                                            -------------------
                                               4,822    5,571
                                            -------------------

OPERATING EXPENSE
Salaries                                       2,270    2,060
Employee Benefits                                441      434
                                            -------------------
  Total Employee                               2,711    2,494
Net Premises and Equipment                       788      815
Restructuring-Related Items {a}                   62       20
Other Expense                                  2,361    2,264
                                            -------------------
                                               5,922    5,593
                                            -------------------

INCOME BEFORE INCOME TAXES, MINORITY
  INTEREST AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                           3,403    3,784
INCOME TAXES                                   1,265    1,368
MINORITY INTEREST, NET OF INCOME TAXES             8        5
                                            -------------------
INCOME BEFORE CUMULATIVE EFFECT OF
 ACCOUNTING CHANGE                             2,130    2,411
CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE {b}                                     (33)        -
                                            -------------------
NET INCOME                                    $2,097   $2,411
                                            ===================



{a} Represents new charges of $40 million in 2001 and accelerated depreciation of $22 million and $20 million in 2001 and 2000, respectively.

{b} Relates to the adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended (SFAS 133).

                               SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CITICORP
                                        (Registrant)


                                        By: /s/ Roger W. Trupin
                                            ---------------------
                                            Roger W. Trupin
                                            Vice President
                                            and Controller


Dated: April 18, 2001